SCHEDULE 14A
(RULE 14A – 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR THE USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6 (e) (2) )
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12
PICO HOLDINGS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders of PICO Holdings, Inc., a California corporation (the “Company”), will be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on Thursday, December 8, 2005 at 9:00 a.m. (PT) for the following purposes:
1.	To approve the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.

2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
Shareholders of record at the close of business on October 31, 2005 will be entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

By Order of the Board of Directors

/s/ Ronald Langley

Ronald Langley
Chairman of the Board

Dated: November 8, 2005
TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE BY TELEPHONE OR THE INTERNET, OR FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PICO HOLDINGS, INC.
875 Prospect Street, Suite 301
La Jolla, California 92037
PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2005
The proxy accompanying this Proxy Statement is solicited by the Board of Directors of PICO Holdings, Inc., a California corporation (the “Company”), to be voted at the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California at 9:00 a.m. (PT) on Thursday, December 8, 2005 and at any adjournment thereof. The proxy may be revoked by appropriate written notice at any time before it is exercised or by voting in person at the meeting.
General Information
These proxy solicitation materials are being mailed on or about November 15, 2005 to all shareholders entitled to vote at the meeting.
As of October 31, 2005, the record date for the determination of shareholders entitled to vote at the Special Meeting, 13,271,440 shares of Common Stock of the Company were issued and outstanding, excluding 3,228,300 treasury shares held by the Company’s subsidiaries. Each share of Common Stock entitles the holder to one vote on all matters brought before the Special Meeting, except for the 3,228,300 shares held by the Company’s subsidiaries which may not be voted. Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at any meeting of shareholders of the Company.
The proxy, if returned properly executed and not subsequently revoked by written notice delivered to the Secretary of the Company or by the shareholder voting in person at the Special Meeting, will be voted in accordance with the choice made by the shareholder thereon. If a choice is not made with respect to any issue, the proxy will be voted in favor of the items described in this Proxy Statement.
Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. The inspector of election will not treat abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote on a particular matter, as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have no effect on the outcome of the vote.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of September 29, 2005, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of Common Stock, (ii) each director, (iii) each Named Officer (as defined in Executive Compensation and Other Matters), and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole investment and voting power, subject to community property laws. Unless otherwise indicated, the business address for each person is 875 Prospect Street, Suite 301, La Jolla, CA 92037.

	Number of Shares	Percentage
	and Nature of	Ownership
Name and Address of Beneficial Owner	Beneficial Ownership(1)	of Shares
Ronald Langley(2)	3,348,764	25.2%

John R. Hart(3)	3,355,703	25.2%

Carlos C. Campbell(4)	500	*

S. Walter Foulkrod, III, Esq.	2,903	*

Richard D. Ruppert, MD (5)	6,298	*

John D. Weil(6)	4,243,332	31.9%

Richard H. Sharpe (7)	8,504	*

Maxim C. W. Webb(8)	1,875	*

W. Raymond Webb	20	*

PICO Equity Investors, L.P. (9)	3,333,333	25.1%

Dimensional Fund Advisors Inc. (10) 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401	717,476	5.4%

Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler (11) 1000 N. Water Street, Suite 1770, Milwaukee, WI 53202	1,759,931	13.2%

Executive Officers and Directors as a Group (11 persons)	4,298,311	32.3%

*	Less than one percent (1%)

(1)	Sole voting and investment power unless otherwise indicated.

(2)	15,391 of these shares are held in the Company’s 401(k) Plan. Mr. Langley owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company.

(3)	16,670 of these shares are held in the Company’s 401(k) Plan. Mr. Hart owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 19,940 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Hart.

(4)	The number of shares shown does not include 2,644 shares held in a deferred compensation plan Rabbi Trust for Mr. Campbell.

(5)	Dr. Ruppert shares voting and investment power with his wife. The number of shares shown above does not include 2,505 shares held in a deferred compensation plan Rabbi Trust for Dr. Ruppert.

2

(6)	Of these shares, 909,999 are owned by a partnership which Mr. Weil controls. Mr. Weil owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 8,084 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Weil.

(7)	The number of shares shown includes 3,586 shares held in the Company’s 401(k) Plan.

(8)	The number of shares shown includes 1,494 shares held in the Company’s 401(k) Plan.

(9)	Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

(10)	The Company received a Form 13-G filing from Dimensional Fund Advisors Inc. in 2005 for calendar year 2004.

(11)	The Company received a Form 13-G filing from Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler in 2005 for calendar year 2004.
APPROVAL OF THE PICO HOLDINGS, INC. 2005 LONG-TERM INCENTIVE PLAN
At the Special Meeting, the shareholders will be asked to approve the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (the “Incentive Plan”). The Company’s Compensation Committee approved the Incentive Plan on September 21, 2005, subject to approval by the shareholders, to replace the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program. On September 21, 2005, the Committee amended the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program, a cash-only stock appreciation plan, to monetize the spread value of all outstanding stock appreciation rights based on the Company’s closing share price on Nasdaq on September 21, 2005. As a result, the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program has been amended and monetized and there are no outstanding stock appreciation rights.
Summary of the Incentive Plan
The following summary of the Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, a copy of which is attached as Appendix I.
General
The Compensation Committee retained an independent compensation expert who recommended amending the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program and instituting the proposed Incentive Plan. The PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was amended on September 21, 2005 by the Compensation Committee. Pursuant to the Compensation Committee’s action on September 21, 2005, all outstanding stock appreciation rights were monetized to stop future appreciation; as a result, there are no outstanding stock appreciation rights under the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program. The proposed Incentive Plan will permit awards to be made by the Compensation Committee to participants in various forms, including stock-based stock appreciation rights. The Compensation Committee and the Board of Directors believe that the proposed Incentive Plan will continue to closely align the interests of management with shareholders by incentivizing management to increase shareholders’ equity and book value per share. The Company believes that the proposed Incentive Plan will result in less volatility in the Company’s financial statements than the former PICO Holdings, Inc. 2003 Stock Appreciation Rights Program when new pronouncements concerning the accounting for

3

stock-based compensation take affect, due to the effects of new financial accounting pronouncements on awards such as cash-settled stock appreciation rights. In addition, the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was impacted by recent U.S. income tax legislation effective in 2005.
The purpose of the Incentive Plan is to advance the interests of the Company and its shareholders by providing a variety of incentives for employees, officers, consultants, and non-employee Directors to increase shareholders’ equity and provide a mechanism whereby the participants in the Incentive Plan will be able to participate in an increase in share price. The Incentive Plan seeks to achieve this by providing for grants in the form of stock options, stock-based stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, deferred compensation awards, and other forms of stock-based awards, although it is not anticipated that all these forms of awards will be granted simultaneously.
Shares Subject to Incentive Plan
The maximum aggregate number of shares of the Company’s stock that may be issued under the Incentive Plan is 2,654,000 and shall consist of authorized but unissued shares. Appropriate adjustments will be made to the number of shares that may be issued under the Incentive Plan, and to any outstanding awards, in the event of a stock split, reverse stock split, stock dividend, recapitalization, or similar change in the Company’s capital structure. If an outstanding award for any reason expires or is canceled or terminated without having been exercised or settled in full, the shares of stock allocable to the expired, canceled, or terminated award shall again be available for issuance under the Incentive Plan.
Administration
The Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Incentive Plan, the Committee will determine in its discretion the persons to whom and the times at which awards under the Incentive Plan will be granted, the number of any awards, and all of the terms and conditions of any awards. The Committee will have the authority to interpret the Incentive Plan and any such interpretation by the Committee will be binding.
Features of Incentive Plan
(1)	The Incentive Plan shall continue in effect until the earlier of: (i) its termination by the Board of Directors; or (ii) the date on which all shares of stock available for issuance under the Incentive Plan have been issued and all restrictions on such shares under the grant of any awards have lapsed. However, all awards must be granted, if at all, within ten (10) years from the date of shareholder approval of the Plan. In addition, Incentive Stock Options cannot be granted later than ten (10) years from the date of shareholder approval of the Plan.

(2)	The Board may amend or terminate the Plan at any time. However, without the approval of the Company’s shareholders there can be: (i) no increase in the maximum aggregate number of shares that may be issued under the Plan (except for adjustments for stock splits, recapitalizations, etc.); and (ii) no other amendment of the Incentive Plan that would require approval of the Company’s shareholders under any applicable law or regulation.

(3)	The vesting of all awards granted by the Committee shall be determined at the time of grant by the Committee. However, Deferred Compensation Awards are not subject to a vesting schedule.
Form of Awards
The Committee has not reached a determination on allocating any awards under the Incentive Plan, if said Incentive Plan is approved by the Company’s shareholders.
The following form of awards may be made to officers, employees, consultants, and non-employee Directors by the Committee:

4

(1)	Stock Options. Stock options are the right to purchase shares of the Company at a stated price for a specified period of time. The Committee may grant awards in the form of Incentive Stock Options or Nonstatutory Stock Options. The exercise price for all Stock Options shall be established in the discretion of the Committee. However, the exercise price per share cannot be lower than the fair market value of the Company’s stock on the date the award is made. In the case of an award of Incentive Stock Options to a participant who owns 10% or more of the Company’s stock, the exercise price per share cannot be less than 110% of the Company’s fair market value of the Company’s stock on the date the award is made. Within those limitations, the Committee, in its discretion, will establish the terms and conditions for Stock Options awarded as to exercise price per share, number, and term. Incentive Stock Options awarded to a 10% owner of the Company’s shares expire not later than five years after the award is effective.

(2)	Stock-Based Stock Appreciation Rights. The Committee may award stock appreciation rights, which may be granted in tandem with a stock option or may be granted independently of an option. Upon receiving an award, the participant will have the right to receive payment in shares of the Company’s stock in an amount equal to the excess of the fair market value of the Company’s stock on the date of exercise over the exercise price.

(3)	Restricted Stock. A Restricted Stock award is the right to receive a share of the Company’s stock on a date determined by the Committee, subject to performance goals established by the Committee in its discretion.

(4)	Performance Awards. The Committee in its discretion may grant Performance Awards, which represent the right to receive a cash payment. The initial value of a performance award shall be equal to the fair market value of the Company’s stock on the date the award is made. The final value shall be determined based on the performance award formula established by the Committee.

(5)	Deferred Compensation Awards. These can be awarded to participants by the Committee in the form of Restricted Stock Units. Before awards can be granted, the Committee must establish a program for highly compensated employees selected in the Committee’s discretion, whereby these employees will receive Restricted Stock Units in lieu of cash compensation, stock otherwise issuable to the employee upon exercise of a Stock Option or the exercise of a SAR, or cash or shares of stock otherwise issuable to the employee when a Performance Award is settled.

(6)	Other Stock-Based Awards. In addition, the Committee, in its sole discretion, may carry out the purpose of this Incentive Plan by granting Stock-Based Awards as it determines to be in the best interests of the Company and subject to terms and conditions the Committee considers necessary and appropriate.
Vote Required and Board of Directors Recommendation
Approval of this proposal requires the affirmative vote of a majority of the shares voted at the Special Meeting, either in person or by proxy. Abstentions and broker non-votes will not be counted as present for purposes of determining the presence of a quorum and will have no effect on the outcome of the vote.
The Board of Directors believes that adoption of the proposed PICO Holdings, Inc. 2005 Long-Term Incentive Plan is in the best interests of the Company and its shareholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE PICO HOLDINGS, INC. 2005 LONG-TERM INCENTIVE PLAN.
EXECUTIVE COMPENSATION AND OTHER MATTERS
The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2004, 2003, and 2002 of the (i) Chief Executive Officer of the Company and (ii) the four other most highly compensated executive officers of the Company as of December 31, 2004, whose salary and bonus exceeded $100,000. (Messrs. Langley, Hart, Sharpe, Maxim C. W. Webb, and W. Raymond Webb are sometimes hereinafter referred to as “Named Officers”.) Amounts under the caption “Bonus” are amounts earned for performance during the fiscal year indicated including amounts paid after the end of the year.

5

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation
				Securities Underlying	All Other
Name and Principal Position		Salary	Bonus	Options/SARs	Compensation
Chief Executive Officer:
John R. Hart(1) (2)	2004	$908,460	$619,094	-0-	$29,250	(7)
President and Chief	2003	$882,000	$467,435	838,356(8)	$28,000	(7)
Executive Officer	2002	$840,000	$730,934	-0-	$22,421	(7)

Executive Officers:
Ronald Langley(2) (3)	2004	$908,460	$619,094	-0-	$29,250	(7)
Chairman of the	2003	$882,000	$467,435	752,395(8)	$28,000	(7)
Board of Directors	2002	$840,000	$730,934	-0-	$22,421	(7)

Richard H. Sharpe(4)	2004	$283,909	$193,477	-0-	$26,603	(7)
Chief Operating Officer	2003	$275,640	$146,081	135,268(8)	$25,539	(7)
	2002	$262,512	$228,427	-0-	$20,077	(7)

Maxim C. W. Webb(5)	2004	$196,730	$134,066	-0-	$25,948	(7)
Chief Financial Officer	2003	$190,999	$101,224	71,137(8)	$24,580	(7)
and Treasurer	2002	$178,500	$155,323	-0-	$19,602	(7)

W. Raymond Webb(6)	2004	$154,500	$52,644	-0-	$20,378	(7)
Vice President, Investments	2003	$150,000	$39,748	40,000(8)	$19,044	(7)

(1)	Mr. Hart became President and CEO of the Company on November 20, 1996. He became President and CEO of Physicians Insurance Company of Ohio on July 15, 1995.

(2)	On January 1, 2002, Mr. Langley and Mr. Hart each signed employment agreements with the Company. Each employment agreement provides for annual compensation of $800,000, subject to annual adjustment in January of each year in the same percentage applicable to the Company’s other staff members in an amount deemed adequate to provide for inflation, cost of living, and merit increases based on the Consumer Price Index and major compensation studies; see Report of the Compensation Committee.

(3)	Mr. Langley became Chairman of the Board of Directors of Physicians Insurance Company of Ohio on July 15, 1995. He became Chairman of the Board of Directors of the Company on November 20, 1996.

(4)	Mr. Sharpe became Chief Operating Officer of Physicians Insurance Company of Ohio on June 3, 1994. He became Chief Operating Officer of the Company on November 20, 1996.

(5)	Mr. Maxim C. W. Webb became Chief Financial Officer and Treasurer on May 14, 2001. Prior to that, he was Vice President, Investments of the Company.

(6)	Mr. W. Raymond Webb became Vice President, Investments of the Company on April 18, 2003. Prior to that, he was Chief Investment Analyst.

6

(7)	This represents amounts contributed by the Company to the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust. This retirement plan conforms to the requirements of the Employee Retirement Income Security Act.

(8)	This represents stock appreciation rights granted on July 17, 2003 pursuant to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the “SAR Program”), a cash-only stock appreciation rights plan, as approved by the Company’s shareholders on July 17, 2003.
Directors’ Compensation
Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $30,000. For calendar year 2004, each Director who was not an officer or employee of the Company or its subsidiaries received a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one Director. Any Director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.
At its March 14, 2005 meeting, the Board of Directors increased Board and Committee compensation as follows, retroactive to January 1, 2005. Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000, and the other members of the Audit Committee each receive an additional annual retainer of $5,000. Each Director who is not an officer or employee of the Company or its subsidiaries also receives a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one Director. Any non-employee Director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.
Option Grants/Stock Appreciation Rights (“SAR”) Grants in Last Fiscal Year
None of the Named Officers received or was granted stock options or stock appreciation rights in the year ended December 31, 2004.
Option and SAR Exercises and Fiscal 2004 Year-End Value
The following table provides information concerning stock appreciation rights held during December 31, 2004 by the Named Officers. The Company had no outstanding stock options at any time during 2004.
Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End SAR Values

	Number of SARs		Number of Securities		Value of Unexercised
	Exercised		Underlying Unexercised		In-the-Money SARs
	In 2004		SARs At 12/31/04(1)		At 12/31/04(1) (2)(3)
		Value
Name	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald Langley(1)	-0-	-0-	-0-	-0-	$6,250,237	-0-

John R. Hart(1)	-0-	-0-	-0-	-0-	$7,405,926	-0-

Richard H. Sharpe(1)	-0-	-0-	-0-	-0-	$873,680	-0-

Maxim C. W. Webb(1)	-0-	-0-	-0-	-0-	$429,123	-0-

W. Raymond Webb(1)	8,000	$32,000	$32,000	-0-	$184,640	-0-

7

(1)	This applies to stock appreciation rights in the SAR Program approved by the Company’s shareholders on July 17, 2003 and granted by the Company on that date. No stock options or call options were outstanding after July 17, 2003.

(2)	Based on the closing price of the Company’s Common Stock on December 31, 2004 on the Nasdaq National Market of $20.77 per share.

(3)	On September 21, 2005, the Compensation Committee decided that amending the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was in the best interests of the Company and its shareholders, due to the effect of new financial accounting pronouncements on liability awards such as cash-settled stock appreciation rights. In addition, the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program was impacted by recent U.S. income tax legislation effective in 2005. Under the terms of the September 21, 2005 amendment to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program, each holder of stock appreciation rights monetized the difference between his or her exercise prices for the stock appreciation rights and the September 21, 2005 closing price for the Company’s stock on Nasdaq. Prior to the Compensation Committee’s September 21, 2005 action to amend the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program, all the stock appreciation rights were fully vested.
Employment Contracts, Termination of Employment, and Change in Control Arrangements
Mr. Langley and Mr. Hart entered into new employment agreements effective January 1, 2002 with the Company for an additional four years for a base salary of $800,000 each annually, subject to adjustment in January of each year. This cash compensation was based on an amount approximately equal to 80% of peer group salary levels. The current employment agreements provide that if the employee is terminated without cause on or after January 1, 2003 and prior to December 31, 2005, the employee shall be paid a lump sum of $2.4 million minus the amount paid to the employee as base salary after January 1, 2003 to the date of termination. In addition, the employee shall be paid the pro rata portion of any annual incentive award payable to the employee for the year in which the employee was terminated.
These employment agreements also include a change in control clause providing that if there was a change in control before January 1, 2004, the Company was required to immediately pay each employee a total lump sum of $2.4 million and an amount equal to three times the highest annual bonus paid to the employee in the last three years. These change in control clauses expired on January 1, 2004.
Certain Relationships and Related Transactions
Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Messrs. Weil and Campbell, and Dr. Ruppert, serve as members of the Compensation Committee. None of these individuals is, or has been, an employee or officer of the Company.

8

SOLICITATION OF PROXIES
The Board of Directors is not aware of any matters other than those specifically stated in the Notice of Special Meeting which are to be presented for action at the meeting. However, should any further matter requiring a vote of the shareholders arise, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
The cost of this solicitation of proxies is being borne by the Company. In addition to the solicitation of proxies by use of the mail, the Company may use the services of one or more directors, officers or other regular employees of the Company (who will receive no additional compensation for their services in such solicitation) to solicit proxies personally and by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse such firms or persons for reasonable expenses actually incurred by them in so doing.
SHAREHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING
Proposals of shareholders intended to be presented at the next annual meeting of the shareholders of the Company must be received by the Company at its offices no later than January 27, 2006, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company’s Proxy Statement for that meeting.
TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
November 8, 2005

9

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix I
PICO HOLDINGS, INC.
2005 Long-Term Incentive Plan

PICO Holdings, Inc.
2005 Long-Term Incentive Plan
     1. Establishment, Purpose and Term of Plan.
          1.1 Establishment. The PICO Holdings, Inc. 2005 Long-Term Incentive Plan (the “Plan”) is hereby established effective as of December 8, 2005 (the “Effective Date”), subject to approval by the shareholders of the Company on that date.
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s shareholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.
          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date. Moreover, Incentive Stock Options shall not be granted later than ten (10) years from the date of shareholder approval of the Plan.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

                (b) “Award” means any Option, SAR, Restricted Stock Award, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.
                (c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
                (d) “Board” means the Board of Directors of the Company.
                (e) “Change in Control” means the occurrence of any of the following events:
                     (i) The members of the Board on the Effective Date (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or
                     (ii) Any “person” including a “group” (as such terms are used in the Exchange Act §§13(d) and 14(d)(2), but excluding the Company, any other Participating Company, any employee benefit plan of the Company or any Participating Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities; or
                     (iii) The consummation of a definitive agreement or a series of related agreements [a] for the merger or other business combination of the Company with or into another entity of which the shareholders of the Company immediately before the effective date of the merger or other business combination own less than 50 percent of the voting power of the surviving business entity immediately after the effective date of the merger or other business combination or [b] for the sale or other disposition of all or substantially all of the assets of the Company to another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power immediately after the sale or disposition; or
                     (iv) The liquidation or dissolution of the Company.
                (f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
                (g) “Committee” means the Compensation Committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.
                (h) “Company” means PICO Holdings, Inc., a California corporation, or any successor corporation thereto.

               (i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.
               (j) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.
               (k) “Nonemployee Director” means a member of the Board who is not an employee of the Company.
               (l) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (n) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.
               (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                     (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
                (q) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
                (r) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
                (s) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:
                     X = Y(A-B)/A, where
                     X = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
                     Y = the total number of shares with respect to which the Participant has elected to exercise the Option;
                     A = the Fair Market Value of one (1) share of Stock;
                     B = the exercise price per share (as defined in the Participant’s Award Agreement).
                (t) “Nonemployee Director” means a Director who is not an Employee.
                (u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
                (v) “Officer” means any person designated by the Board as an officer of the Company.
                (w) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
                (x) “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.
                (y) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

               (z) “Participant” means any eligible person who has been granted one or more Awards.
               (aa) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
               (bb) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
               (cc) “Performance Award” means an Award of Performance Shares or Performance Units.
               (dd) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (ee) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.
               (ff) “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.
               (gg) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
               (hh) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
               (ii) “Restricted Stock Award” means an Award of Restricted Stock.
               (jj) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant’s Award Agreement.
               (kk) “Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.
                (ll) “Retirement”. Unless the Committee specifies otherwise in the Award Agreement, the date a Participant’s employment, consulting relationship, or membership on the Board of Directors Terminates on or after earlier of [a] reaching age 65 or [b] reaching age 55 and completing at least 7 years of service (as defined in the Company’s tax-qualified

Code §401(k) plan as in effect on the Effective Date, whether or not the Participant is participating in, or eligible to participant in, that plan).
               (mm) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (nn) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in shares of Stock of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (oo) “Section 162(m)” means Section 162(m) of the Code.
               (pp) “Securities Act” means the Securities Act of 1933, as amended.
               (qq) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (rr) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.
               (ss) “Stock-Based Awards” means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.
               (tt) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

               (uu) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (vv) “Vesting Conditions” means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. In addition, to the extent specified in a resolution adopted by the Board, the Chief Executive Officer of the Company shall have the authority to grant Awards to an Employee who is not an Insider and who is receiving a salary below the level which requires approval by the Committee; provided that the terms of such Awards conform to guidelines established by the Committee and provided further that at the time of making such Awards the Chief Executive Officer also is a Director.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). While the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award based on the recommendation of the Chief Executive Officer of the Company (except that Awards to the Chief Executive Officer shall be based on the recommendation of the independent members of the Board in compliance with applicable stock exchange rules and Awards to Nonemployee Directors shall be granted automatically pursuant to Section 7 of the Plan);
               (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;
               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;
               (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;
               (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and
               (l) to delegate to the Chief Executive Officer or the Chief Operating Officer the authority with respect to ministerial matters regarding the Plan and Awards made under the Plan.
          3.6 Restrictions on Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million six hundred fifty four thousand (2,654,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised.
          4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.
     5. Eligibility and Award Limitations.
          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Non-employee Directors. For purposes of the foregoing sentence, “Employees,” “Consultants“and “Non-employee Directors” shall include prospective

Employees, prospective Consultants and prospective Non-employee Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.
          5.2 Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Incentive Stock Option Limitations.
               (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
               (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
          5.4 Award Limits.
               (a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 2,654,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock

Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and further subject to the limitation set forth in Section 5.4(b) below.
                (b) Aggregate Limit on Full Value Awards. Subject to adjustment as provided in Section 4.2, in no event shall more than 2,654,000 shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards (“Full Value Awards”). Except with respect to a maximum of five percent (5%) of the shares of Stock authorized in this Section 5.4(b), any Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.
               (c) Section 162(m) Award Limits. The following limits shall apply in the aggregate to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).
                     (i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding Stock Appreciation Rights which in the aggregate are for more than fifty percent (50%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders.
                     (ii)  Restricted Stock and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than fifty percent (50%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders.
                     (iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than fifty percent (50%) of the total number of shares of Stock reserved for issuance under the Plan and approved by the Company’s shareholders for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2 million) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.
     6. Terms and Conditions of Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Nonemployee Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice of exercise electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
          6.4 Effect of Termination of Service.
               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.
               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
               (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     7. Terms and Conditions of Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option, and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
          7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.
               (b) Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions that shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
          7.4 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.5 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.
          7.6 Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
     8. Terms and Conditions of Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
          8.2 Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.
          8.3 Purchase Period. A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.
          8.4 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          8.5 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
          8.6 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.7 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     9. Terms and Conditions of Performance Awards.
          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

          9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share. Each Performance Unit shall have an initial value determined by the Committee. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
          9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. To the extent compliance with the requirements under Section 162(m) with respect to “performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
          9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a

Performance Award. Performance Measures may be one or more of the following, as determined by the Committee: (i) sales revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes and depreciation and amortization; (vii) net income; (viii) expenses; (ix) the market price of the Stock; (x) earnings per share; (xi) return on shareholder equity; (xii) return on capital; (xiii) return on net assets; (xiv) economic value added; and (xv) market share; (xvi) post-tax profit; (xvii) total shareholder return; (xviii) customer satisfaction; (xix) safety; (xx) customer service; or (xxi) such other measures as determined by the Committee consistent with this Section 9.4(a).
               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.
          9.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.
               (c) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.
          9.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, may be credited to the Participant in the form of cash. Dividend Equivalents will be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents will be made in cash and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
          9.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     10. Terms and Conditions of Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
          10.2 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
          10.3 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the

Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          10.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
          10.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
          10.6 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Deferred Compensation Awards.
          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Board of Directors takes action through amendment to the Plan and such amendment will include all modifications required for the Plan to comply with the provisions of Code Section 409A. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:
               (a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

               (b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:
                    (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
                    (ii) shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
                    (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.
          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
               (a) Vesting Conditions. Deferred Compensation Awards shall not be subject to any vesting conditions.
               (b) Terms and Conditions of Stock Units.
                    (i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.
                    (ii) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.
                    (iii) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     12. Other Stock-Based Awards.
          In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.
     13. Change in Control.
          13.1 Effect of Change in Control on Options and SARs. Unless otherwise provided in a fully executed written Award Agreement with the Participant, upon the occurrence of a Change in Control all outstanding Options and SARs shall immediately vest and become exerciseable in full and any shares acquired upon the exercise of such Options and SARs shall not be subject to any further Vesting Condition or other conditions.
          13.2 Effect of Change in Control on Restricted Stock and Other Awards. Unless otherwise provided in a fully executed written Award Agreement with the Participant, upon the occurrence of a Change in Control, the Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to a Restricted Stock Award or other Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived and the Award shall become payable to the extent specified in the Award Agreement. Any acceleration, waiver, payment or the lapsing of any restriction that was permissible solely by reason of this Section 13.2 and the provisions of the applicable Award Agreement shall be conditioned upon the Change in Control.

     14. Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     15. Tax Withholding.
          15.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          15.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     16. Amendment or Termination of Plan.
          The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule. Notwithstanding the above, no amendment or termination of the Plan shall accelerate the payment of any deferred compensation as prohibited by Code Section 409A.
     17. Miscellaneous Provisions.
          17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          17.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.
          17.3 Rights as Employee, Consultant or Nonemployee Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Nonemployee Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          17.4 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
          17.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          17.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
          17.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          17.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.
          17.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

PICO Holdings, Inc.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!123456564525!

MMMMMMMMMMMM

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890 JNT

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A	To approve the PICO Holdings, Inc. 2005 Long-Term Incentive Plan

		For	Against	Abstain
1.	The Board of Directors recommends a vote FOR the proposal to approve the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.	☐	☐	☐

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X            H H H            P P P P       0067351

Proxy — PICO Holdings, Inc.

Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John R. Hart and James F. Mosier, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of PICO Holdings, Inc. (the “Company”) held of record by the undersigned on October 31, 2005 at the Special Meeting of Shareholders of the Company to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on December 8, 2005 at 9:00 a.m. (PT), and at any adjournment thereof.
(The Board of Directors recommends a vote FOR Item 1.)
1.	To approve the PICO Holdings, Inc. 2005 Long-Term Incentive Plan.

2.	To transact such other business as may be properly brought before the meeting and any adjournment thereof.
When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR item 1.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-866-731-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is	•	Go to the following web site:
	NO CHARGE to you for the call.		WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

123456	C0123456789	12345
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on XXXXXX XX, 200X.
THANK YOU FOR VOTING